UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2012

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	1-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 10, 2012, Regency Centers Corporation (the “Company”) and Regency Centers, L.P. (the “Operating Partnership”) entered into a seperate equity distribution agreement (collectively, the “Equity Distribution Agreements”) with each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC (collectively, the “Sales Agents”) under which the Company may issue and sell, from time to time, up to $150,000,000 aggregate offering price of its common stock, par value $0.01 per share (“Shares”), through the Sales Agents.

Sales of Shares, if any, will be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company will pay the Sales Agents compensation for sales of Shares at a mutually agreed rate that will not exceed 2.0% of the gross sales price of the Shares.

The description of the Equity Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 to this report. Filed as Exhibit 1.1 to this report is the Equity Distribution Agreement among the Company, the Operating Partnership and Wells Fargo Securities, LLC dated August 10, 2012 (the “Wells Agreement”). Each of the other Equity Distribution Agreements listed below is substantially identical in all material respects to the Wells Agreement except for the identities of the parties, and has not been filed as an exhibit to this report pursuant to Instruction 2 to Item 601 of Regulation S-K:

(i) Equity Distribution Agreement among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated August 10, 2012; and

(ii) Equity Distribution Agreement among the Company, the Operating Partnership and J.P. Morgan Securities LLC dated August 10, 2012.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement among the Company, the Operating Partnership and Wells Fargo Securities, LLC dated August 10, 2012

5.1	Opinion of Foley & Lardner LLP as to the legality of the Shares.

8.1	Opinion of Foley & Lardner LLP regarding certain tax matters.

23.1	Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

August 10, 2012		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation,
its general partner

August 10, 2012		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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